Loans Held for Investment, Subject to Nonrecourse Debt, at Fair Value - Schedule of Mortgage Loans Held For Investment, Subject to Nonrecourse Debt that Were Greater Than 90 Days Past Due and on Non-Accrual Status (Details) - Loans 90 days or more past due and on non-accrual status - USD ($)
$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
Accounts, Notes, Loans and Financing Receivable [Line Items]
Difference	$ (2,698)	$ (391)
Commercial mortgage loans
Accounts, Notes, Loans and Financing Receivable [Line Items]
Mortgage loans held for investment, total fair value	21,325	26,081
Mortgage loans held for investment, total aggregate UPB	$ 24,023	$ 26,472